Exhibit 10.15.1

2014 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc.

Bonus Plan

Name: Donald R. Young	Date: February 7, 2014

The outline below describes your participation for the 2014 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you.

1.	Designation: Corporate Participant

2.	Target Award: 75% of base salary or $337,500.00

3.	Performance Period: 2014 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $97.5 million

•	EBITDA Goal: $ 2.0 million

5.	Allocation of Target Award to Goals

•	33% or $111,375.00 based on Company Revenue Goal

•	67% or $226,125.00 based on EBITDA Goal

6.	Thresholds

•	90% of the Company Revenue Goal

•	EBITDA ≥ $0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

7.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $11,423.08 per $1M

EBTIDA Goal:                    $113,062.50 per $1M

8.	Examples

•	Revenue of $86.5M and EBITDA of ($1.0)M:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $99.5M and EBITDA of 2.5M:

Revenue exceeds Target by $2.0M

Payout of Target Award plus 2.0 * $11,423.08

= $111,375.00 + $22,846.16

= $134,221.16

EBITDA exceeds Target by $ 0.5M

Payout of Target Award plus 0.5 * $113,062.50

= $226,125.00 + $56,531.25

= $282,656.25

Total Payout:

Revenue Payout + EBITDA Payout

= $134,221.16 + $282,656.25

= $416,877.41

•	Revenue of $93.6M and EBITDA of $1.5M:

Revenue exceeds Threshold and is equal to 96% of Target

Payout of (96% - 90%) / (100% - 90%) * Target Award

= 60% * $111,375 = $66,825.00

EBITDA exceeds Threshold and is equal to 75% of Target

Payout of $1.5M / $2.0M * Target Award

= 75% * $226,125.00

= $169,593.75

Total Payout:

Revenue Payout + EBITDA Payout

= $66,825.00 + $169,593.75

= $236,418.75

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2014.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Donald R. Young	Dated:	February 7, 2014

2014 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc.

Bonus Plan

Name: John Fairbanks	Date: February 7, 2014

The outline below describes your participation for the 2014 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $93,486.30

3.	Performance Period: 2014 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $97.5 million

•	EBITDA Goal: $ 2.0 million

5.	Allocation of Target Award to Goals

•	33% or $30,850.48 based on Company Revenue Goal

•	67% or $62,635.82 based on EBITDA Goal

6.	Thresholds

•	90% of the Company Revenue Goal

•	EBITDA ≥ $0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

7.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $3,164.15 per $1M

EBTIDA Goal:                    $31,317.91 per $1M

8.	Examples

•	Revenue of $86.5M and EBITDA of ($1.0)M:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $99.5M and EBITDA of 2.5M:

Revenue exceeds Target by $2.0M

Payout of Target Award plus 2.0 * $3,164.15

= $30,850.48 + $6,328.30

= $37,178.78

EBITDA exceeds Target by $ 0.5M

Payout of Target Award plus 0.5 * $31,317.91

= $62,635.82 + $15,658.96

= $78,294.78

Total Payout:

Revenue Payout + EBITDA Payout

= $37,178.78 + $78,294.78

= $115,473.56

•	Revenue of $93.6M and EBITDA of $1.5M:

Revenue exceeds Threshold and is equal to 96% of Target

Payout of (96% - 90%) / (100% - 90%) * Target Award

= 60% * $30,850.48

= $18,510.29

EBITDA exceeds Threshold and is equal to 75% of Target

Payout of $1.5M / $2.0M * Target Award

= 75% * $62,635.82

= $46,976.87

Total Payout:

Revenue Payout + EBITDA Payout

= $18,510.29 + $46,976.87

= $65,487.15

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2014.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ John Fairbanks	Dated:	February 7, 2014

2014 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc.

Bonus Plan

Name: George Gould	Date: February 7, 2014

The outline below describes your participation for the 2014 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $80,850.00

3.	Performance Period: 2014 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $97.5 million

•	EBITDA Goal: $ 2.0 million

5.	Allocation of Target Award to Goals

•	33% or $26,680.50 based on Company Revenue Goal

•	67% or $54,169.50 based on EBITDA Goal

6.	Thresholds

•	90% of the Company Revenue Goal

•	EBITDA ≥ $0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

7.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $2,736.46 per $1M

EBTIDA Goal:                    $27,084.75 per $1M

8.	Examples

•	Revenue of $86.5M and EBITDA of ($1.0)M:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $99.5M and EBITDA of 2.5M:

Revenue exceeds Target by $2.0M

Payout of Target Award plus 2.0 * $2,736.46

= $26,680.50 + $5,472.92

= $32,153.42

EBITDA exceeds Target by $ 0.5M

Payout of Target Award plus 0.5 * $27,084.75

= $54,169.50 + $13,542.38

= $67,711.88

Total Payout:

Revenue Payout + EBITDA Payout

= $32,153.42 + $67,711.88

= $99,865.30

•	Revenue of $93.6M and EBITDA of $1.5M:

Revenue exceeds Threshold and is equal to 96% of Target

Payout of (96% - 90%) / (100% - 90%) * Target Award

= 60% * $26,680.50

= $16,008.30

EBITDA exceeds Threshold and is equal to 75% of Target

Payout of $1.5M / $2.0M * Target Award

= 75% * $54,169.50

= $40,627.13

Total Payout:

Revenue Payout + EBITDA Payout

= $16,008.30 + $40,627.13

= $56,635.43

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2014.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ George Gould	Dated:	2/7/14

2014 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc.

Bonus Plan

Name: Kevin Schmidt	Date: February 7, 2014

The outline below describes your participation for the 2014 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $98,510.23

3.	Performance Period: 2014 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $97.5 million

•	EBITDA Goal: $ 2.0 million

5.	Allocation of Target Award to Goals

•	33% or $32,508.38 based on Company Revenue Goal

•	67% or $66,001.85 based on EBITDA Goal

6.	Thresholds

•	90% of the Company Revenue Goal

•	EBITDA ≥ $0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

7.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:         $3,334.19 per $1M

EBTIDA Goal:                         $33,000.93 per $1M

8.	Examples

•	Revenue of $86.5M and EBITDA of ($1.0)M:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $99.5M and EBITDA of 2.5M:

Revenue exceeds Target by $2.0M

Payout of Target Award plus 2.0 * $3,334.19

= $32,508.38 + $6,668.38

= $39,176.76

EBITDA exceeds Target by $ 0.5M

Payout of Target Award plus 0.5 * $33,000.93

= $66,001.85 + $16,500.46

= $82,502.32

Total Payout:

Revenue Payout + EBITDA Payout

= $39,176.76 + $82,502.32

= $121,679.08

•	Revenue of $93.6M and EBITDA of $1.5M:

Revenue exceeds Threshold and is equal to 96% of Target

Payout of (96% - 90%) / (100% - 90%) * Target Award

= 60% * $32,508.38

= $19,505.03

EBITDA exceeds Threshold and is equal to 75% of Target

Payout of $1.5M / $2.0M * Target Award

= 75% * $66,001.85

= $49,501.39

Total Payout:

Revenue Payout + EBITDA Payout

= $19,505.03 + $49,501.39

= $69,006.42

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2014.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Kevin Schmidt	Dated:	3/21/14

2014 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc.

Bonus Plan

Name: Corby Whitaker	Date: February 7, 2014

The outline below describes your participation for the 2014 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $99,137.50

3.	Performance Period: 2014 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $97.5 million

•	EBITDA Goal: $ 2.0 million

5.	Allocation of Target Award to Goals

•	33% or $32,715.38 based on Company Revenue Goal

•	67% or $66,422.13 based on EBITDA Goal

6.	Thresholds

•	90% of the Company Revenue Goal

•	EBITDA ≥ $0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

7.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:         $3,355.42 per $1M

EBTIDA Goal:                         $33,211.06 per $1M

8.	Examples

•	Revenue of $86.5M and EBITDA of ($1.0)M:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $99.5M and EBITDA of 2.5M:

Revenue exceeds Target by $2.0M

Payout of Target Award plus 2.0 * $3,355.42

= $32,715.38 + $6,710.85

= $39,426.22

EBITDA exceeds Target by $ 0.5M

Payout of Target Award plus 0.5 * $33,211.06

= $66,422.13 + $16,605.53

= $83,027.66

Total Payout:

Revenue Payout + EBITDA Payout

= $39,426.22 + $83,027.66

= $122,453.88

•	Revenue of $93.6M and EBITDA of $1.5M:

Revenue exceeds Threshold and is equal to 96% of Target

Payout of (96% - 90%) / (100% - 90%) * Target Award

= 60% * $32,715.38

= $19,629.23

EBITDA exceeds Threshold and is equal to 75% of Target

Payout of $1.5M / $2.0M * Target Award

= 75% * $66,422.13

= $49,816.59

Total Payout:

Revenue Payout + EBITDA Payout

= $19,629.23 + $49,816.59

= $69,445.82

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2014.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Corby Whitaker	Dated:	2/10/2014